UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   January 11, 2006
(Date of earliest event reported)

DONALDSON COMPANY, INC.
(DONALDSON COMPANY, INC. EMPLOYEE STOCK
OWNERSHIP AND RETIREMENT SAVINGS PLAN)
(Exact name of registrant as specified in its charter)

Commission File Number: 1-7891

Delaware	41-0222640
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1400 West 94th Street, Minneapolis, MN 55431
(Address of principal executive offices, including zip code)

(952) 887-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

(a)	On January 11, 2006, the Audit Committee of the Board of Directors of Donaldson Company, Inc. (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Donaldson Company, Inc. Employee Stock Ownership and Retirement Savings Plan (the “Plan”), effective immediately.

The reports of PwC on the financial statements of the Plan for the years ended December 31, 2003 and December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2003 and December 31, 2004, and through January 11, 2006, the Plan had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements of the Plan for such years.

During the years ended December 31, 2003 and December 31, 2004, and through January 11, 2006, the Plan had no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided PwC with a copy of the above disclosures and requested that PwC furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 12, 2006, is attached as Exhibit 16 to this Form 8-K.

PwC will continue as the Company’s independent registered public accounting firm.

(b)	On January 11, 2006, the Audit Committee approved the appointment of Virchow, Krause & Company, LLP as the independent registered public accounting firm for the Plan for the year ended December 31, 2005. The Plan had no occasions during the years ended December 31, 2003 and December 31, 2004, and through January 11, 2006, upon which it has consulted with Virchow, Krause & Company, LLP on any matters.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being filed with this Form 8-K:

16	Letter, dated January 12, 2006, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONALDSON COMPANY, INC.

By:	/s/ Norman C. Linnell
Norman C. Linnell Vice President, General Counsel and Secretary

Date: January 18, 2006

EXHIBIT INDEX

Exhibit No.	Description

16	Letter, dated January 12, 2006, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.